Revenues	12 Months Ended
Dec. 31, 2018
Revenue From Contract With Customer [Abstract]
Revenues

(2) Revenue

On January 1, 2018, we adopted FASB Accounting Standards Update (“ASU”) No. 2014-09 (Codified as ASC 606), Revenue from Contracts with Customers using the cumulative effect transition method applied to those contracts which were not completed as of January 1, 2018 and are not accounted for under ASC 840, Leases.  Results for reporting periods beginning after January 1, 2018 are presented under ASC 606 or 840, while comparative information has not been adjusted and continues to be reported under ASC 605.

A majority of our billboard, logo, and transit space contracts are accounted for under ASC 840 and will continue to be accounted for under the topic until January 1, 2019, our adoption date of ASU No. 2016-02 (Codified as ASC 842), Leases. Contracts which begin prior to January 1, 2019 and are accounted for under ASC 840 will continue to be accounted for as a lease until the contract ends or is modified. Contracts beginning or modified on or after January 1, 2019 which do not meet the criteria of a lease under ASC 842 will be accounted for under ASC 606, Revenue. The majority of our advertising space contracts will not meet the definition of a lease under ASC 842.

Revenue Recognition

Advertising revenues:  The majority of our revenues are derived from contracts for advertising space on billboard, logo and transit displays and are currently accounted for under ASC 840, Leases.  Upon the Company’s adoption of ASC 842, Leases the majority of our contracts for advertising space will transition to being accounted for under ASC 606, Revenue. The contract revenues, under ASC 840, Leases and ASC 606, Revenue, are recognized ratably over their contract life.

Other revenues:  Our other component of revenue primarily consists of production services which includes creating and printing the advertising copy.  As of January 1, 2018 revenue for production contracts is recognized under ASC 606. Contract revenues for production services are recognized upon satisfaction of the contract which is typically less than one week.

Arrangements with multiple performance obligations:  Our contracts with customers may include multiple performance obligations.  For such arrangements, we allocate revenue to each performance obligation based on the relative standalone selling price.  We determine standalone selling prices based on the prices charged to customers using expected cost plus margin.

Deferred revenues:  We record deferred revenues when cash payments are received or due in advance of our performance obligation. The term between invoicing and when a payment is due is not significant.  For certain services we require payment before the product or services are delivered to the customer.  The balance of deferred income is considered short-term and will be recognized in revenue within twelve months.

Practical expedients and exemptions: Upon our transition to ASC 606 from ASC 840, the Company plans to utilize the following practical expedients and exemptions from ASC 606.  We generally expense sales commissions when incurred because the amortization period is one year or less. These costs are recorded within direct advertising expense (exclusive of depreciation and amortization).  We do not disclose the value of unsatisfied performance obligations as the majority of our contracts with customers have an original expected length of less than one year. For contracts with customers which exceed one year, the future amount to be invoiced to the customer corresponds directly with the value to be received by the customer.

The following table presents our disaggregated revenue by source including both revenues accounted for under ASC 840 and ASC 606 for the years ended December 31, 2018, 2017 and 2016.

	2018	2017	2016
Billboard Advertising	$1,412,978	$1,340,422	$1,311,861
Logo Advertising	84,424	82,936	80,533
Transit Advertising	129,820	117,902	107,900
Net Revenues	$1,627,222	$1,541,260	$1,500,294